THIRD MODIFICATION AGREEMENT
                          ----------------------------



DATE:       January 25, 1996
----

PARTIES:    Borrower:    LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona
-------                  limited partnership.

            Bank:        BANK ONE, ARIZONA, NA, a national banking association.


RECITALS:
---------

     A. Bank has extended to Borrower credit ("Acquisition Loan") in the principal amount of up to $5,000,000.00 pursuant to the Loan Agreement, dated September 9, 1991 ("Acquisition Loan Agreement"), and evidenced by the Secured Promissory Note, dated September 9, 1991 ("Acquisition Note"). The unpaid principal of the Acquisition Loan as of the date hereof is $725,000.00. Bank and Borrower have executed and delivered previously the Modification Agreement, dated October 22, 1993 ("Modification") and the Second Modification Agreement, dated October 4, 1994 ("Second Modification") modifying the terms of the Acquisition Loan, the Acquisition Note, the Acquisition Loan Agreement, and/or the Acquisition Security Documents (hereinafter defined).

     B. The Acquisition Loan is secured by, among other things, (i) the Deed of Trust (With Assignment of Rents and Security Agreement), dated September 9, 1991, by Borrower, as trustor, for the benefit of Bank, as beneficiary, recorded on September 10, 1991, at Docket 1421, page 705, as Instrument No. 91-19146, records of Coconino County, Arizona ("Deed of Trust"), as amended by that certain First Amendment to Deed of Trust and Collateral Assignment, dated October 4, 1994, recorded on October 7, 1994, at Docket 1714, page 561, as Instrument No. 94-33675, (ii) the Collateral Assignment dated September 9, 1991, by Borrower in favor of Bank, recorded on September 10, 1991 at Docket 1421, page 758, as Instrument No. 91-19147, records of Coconino County, Arizona (the "Collateral Assignment"), as amended by that certain First Amendment to Deed of Trust and Collateral Assignment, dated October 4, 1994, recorded on October 7, 1994, at Docket 1714, page 561, as Instrument No. 94-33675, (iii) the Repayment Guaranty of ILX Incorporated, an Arizona corporation, dated October 4, 1994 (the "Acquisition Loan Guaranty"), (iv) the Security Agreement dated September 9, 1991, by Borrower in favor of Bank (the "Security Agreement"), and (v) the Assignment of Management Agreement dated as of September 9, 1991, by and between Borrower and Bank (the "Assignment") (the agreements, documents, and instruments securing the Acquisition Loan and the Acquisition Note are referred to individually and collectively as the "Acquisition Security Documents").

     C. The Acquisition Note, the Acquisition Loan Agreement, the Acquisition Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Acquisition Loan, as modified in the Modification, the Second Modification and the other modifications and amendments referred to herein, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Acquisition Note", "Acquisition Loan Agreement", "Acquisition Deed of Trust", and "Acquisition Security Documents"
shall mean such documents as modified in the Modification, the Second Modification and the other modifications and amendments referred to herein.

     D. Borrower has requested that Bank further modify the Acquisition Loan and the Loan Documents as provided herein in order to, among other things, provide for the advancing of additional sums by Bank and an extension of the Maturity Date. Bank is willing to so modify the Acquisition Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:
----------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.   ACCURACY OF RECITALS.
     --------------------

Borrower acknowledges the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.
     ------------------------------

     2.1      The Acquisition Loan Agreement is modified as follows:

         2.1.1 In order to provide for an increase of $1,760,000 in the amount of the Acquisition Loan, the definition of "Loan Amount" set forth in the Acquisition Loan Agreement is modified in its entirety to read as follows:

              "Loan Amount" shall mean the amount of Two Million Four Hundred Eighty-Five Thousand and No/100 Dollars ($2,485,000.00), plus any sum in addition thereto advanced by Lender at its discretion in accordance with the Loan Documents.

         2.1.2 In order to provide for an extension of the Maturity Date, the definition of "Maturity Date" set forth in the Acquisition Loan Agreement is modified in its entirety to read as follows:

              "Maturity Date" shall mean June 5, 1998.

         2.1.3 The term "Timeshare Documents" as used in the Loan Documents shall include all amendments, modifications, renewals, restatements and supplements with respect to such Timeshare Documents. Borrower and Bank acknowledge that the definition of "Timeshare Interval" currently contained in the Loan Agreement refers to a "1/8925 fractional interest in the fee title of the Premises" and that, as a result of certain amendments and modifications of the Timeshare Documents, the fractional interest in the fee title to the Premises with respect to Timeshare Intervals sold on and after January 11, 1995 is a 1/9325 interest in and to the Premises with respect to each "Every Year Membership" (as defined in the Timeshare Documents) and a 1/18650 interest in and to the Premises with respect to each "Every Other Year Membership" (as defined in the Timeshare Documents).

         2.1.4 Section 2.7 of the Acquisition Loan Agreement is modified in its entirety to provide as follows:

              2.7 Servicing Fee. On each of the Closing Date, September 1, 1992, September 1, 1993, September 1, 1994, September 1, 1995, September 1, 1996, and September 1, 1997, Borrower shall pay to Lender the sum of $12,000 for the Servicing Fee due for the succeeding year; provided that the Servicing Fee due on September 1, 1997 shall be $9,000 (representing the full annual Servicing Fee prorated for the number of months, or portions thereof, from September 1, 1997 to the Maturity
         Date). The Servicing Fee represents compensation to Lender for its administration and servicing of the Loan, including, without limitation, preparation of Releases pursuant to Article VIII below. If the Loan is fully paid prior to the Maturity Date (other than by reason of Lender's exercise of any rights and remedies after an Event of Default), any Servicing Fee paid by Borrower for the then current year will be prorated and the portion of the Servicing Fee for the remainder of such year will be refunded to Borrower.

         2.1.5 Section 4.3(c) of the Acquisition Loan Agreement is modified in its entirety to read as follows:

              (c) Governmental and Private Approvals. All governmental or regulatory orders, consents, permits, authorizations and approvals required for the use, occupancy and operation of the Improvements and the offering and sale of Timeshare Intervals pursuant to the Timeshare Documents have been obtained and are in full force and effect. No additional governmental or regulatory actions, filings or registrations with respect to the Improvements, and no approvals, authorizations or consents of any trustee or holder of any indebtedness or obligation of Borrower or its general partner are required for the due execution, delivery and performance by Borrower of the Loan Documents.

         2.1.6 Section 5.16 of the Acquisition Loan Agreement is modified in its entirety to read as follows:

              5.16 Loan-to-Value. At all times during the term of the Loan, the unpaid principal balance of the Loan shall not exceed fifty percent (50%) of the value of the Project, as determined by Lender in its sole discretion based on (i) the Appraisals obtained pursuant to Section
         5.15 hereof or (ii) evaluations of the value of the Project prepared or obtained by Lender's appraisal department in connection with any modifications of the Loan Documents. If for any reason the loan-to-value ratio exceeds said percentage, then Borrower shall, upon Lender's demand, immediately reduce the unpaid principal balance of the Loan, or deposit sufficient sums with Lender to reduce the loan-to-value ratio to at or below said percentage. For the purposes of determining the loan-to-value ratio, the value of the Project as determined pursuant to any Appraisal or evaluation shall represent the fractional interest in the Project encumbered by the Deed of Trust (which may be adjusted by Lender from time to time in its sole discretion as fractional interests are sold and released) and, unless otherwise agreed or elected by Lender in its sole and absolute discretion, shall not include the value of Timeshare Intervals that have been sold or any amounts receivable in respect to the sale of such Timeshare Intervals. Borrower acknowledges that in connection with the Third Modification Agreement dated as of January 25, 1996, Lender, through its appraisal department, has ordered and will obtain an Appraisal or evaluation of the value of the Project and Borrower agrees, without limiting this Section 5.16, that if the results of such Appraisal/evaluation reflect a loan-to-value ratio of greater than 50%, Borrower will comply with this Section 5.16.

     2.2 The securing clause of the Security Agreement is modified in its entirety to read as follows:

         To secure performance of the covenants and agreements herein set forth and payment of Debtor's promissory note dated January 25, 1996 in the sum of Two Million Four Hundred Eighty-Five Thousand and no/100 Dollars ($2,485,000.00), which Note restates Debtor's promissory note dated October 4, 1994, and interest as specified therein and any and all extensions or renewals thereof in whole or in part.

     2.3 Recital B of the Assignment is modified in its entirety to read as follows:

              B. Pursuant to the Loan Agreement, Lender has agreed to lend to Borrower up to Two Million Four Hundred Eighty-Five Thousand and no/100 Dollars ($2,485,000) (the "Loan") for the purpose of, among other things, financing the Premises and Improvements (collectively the "Project").

     2.4 Each reference to the "Loan" in any of the Loan Documents shall be deemed to refer to the "Loan" as amended pursuant to this Agreement. Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if either (i) Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof or (ii) any guarantor of the Acquisition Loan shall fail to comply with any covenant of such guarantor in any guaranty or other loan document or if any representation or warranty by such guarantor is materially incomplete, incorrect or misleading as of the date hereof.

     2.5 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.   RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
     ---------------------------------------------

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.   BORROWER REPRESENTATIONS AND WARRANTIES.
     ---------------------------------------

Borrower represents and warrants to Bank:

     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

     4.7 All Timeshare Documents (as defined in the Acquisition Loan Agreement) remain in full force and effect and no amendments, modifications, restatements or supplements have been entered into since the execution of the Acquisition Loan Agreement, except as disclosed to Bank in writing concurrently herewith.

     4.8 Borrower's fractional interest in the Project as of the date hereof is 3380.5/9325, less any fractional interests sold, in the normal course of business, by Borrower during the period from December 31, 1995 through January 25, 1996.

5.   BORROWER COVENANTS.
     ------------------

Borrower covenants with Bank:

     5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

     5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

         5.3.1 All accrued and unpaid interest under the Acquisition Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

         5.3.2 All the  reasonable  internal  and  external  costs and  expenses
incurred  by  Bank  in  connection  with  this  Agreement  (including,   without
limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

         5.3.3 A fee for the increase in the Loan Amount in an amount equal to Seventeen Thousand Six Hundred and No/100 Dollars ($17,600.00).

     5.4 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused to be executed and delivered to Bank the Second Amendment to Deed of Trust, dated of even date herewith, amending the Deed of Trust to secure repayment of the restated promissory note delivered pursuant to Section 5.6 below.

     5.5 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused to be delivered to Bank, at Borrower's sole cost and expense, a new title insurance policy insuring the Deed of Trust, issued by a title insurance company acceptable to Bank in its sole discretion, and subject only to such exceptions as may be acceptable to Bank in its sole discretion. Such policy shall reflect that the interest in the property encumbered by the Deed of Trust is not less than a 3380.5/9325 fractional interest therein.

     5.6 Contemporaneously with the execution and delivery of this Agreement, Borrower has executed and delivered to Bank a restated promissory note evidencing Borrower's indebtedness under or pursuant to the Acquisition Loan Agreement, as modified hereby.

     5.7 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused Guarantor to execute and deliver to Bank a Repayment Guaranty in form and substance satisfactory to Bank.

     5.8 Contemporaneously with the execution and delivery of this Agreement, Borrower shall cause to be executed and delivered to Bank by Tammac Financial Corp., a Delaware corporation, a Subordination Agreement in favor of Bank and in form satisfactory to Bank, subordinating the lien and encumbrance of the Tammac Deed of Trust (as defined in the Acquisition Loan Agreement) to the lien and encumbrance of the Deed of Trust, as amended by the Second Amendment to Deed of Trust executed and delivered pursuant to Section 5.4 above.

     5.9 Contemporaneously with the execution and delivery of this Agreement, Borrower shall cause to be executed and delivered to Bank by Resort Funding, Inc., a Delaware corporation, a Subordination Agreement in favor of Bank and in form satisfactory to Bank, subordinating the lien and encumbrance of the Deed of Trust in favor of Resort Funding, Inc. to the lien and encumbrance of the Deed of Trust, as amended by the Second Amendment to Deed of Trust executed and delivered pursuant to Section 5.4 above.

     5.10 Contemporaneously with the execution and delivery of this Agreement, Borrower has delivered to Bank all amendments, modifications, restatements, or supplements to any or all of the Timeshare Documents (as defined in the Acquisition Loan Agreement). All such amendments or supplements shall be in form satisfactory to Bank in its sole discretion.

     5.11 Contemporaneously with the execution and delivery of this Agreement, Borrower has delivered to Bank a partnership certificate authorizing Borrower's execution of this Agreement and all other documents and instruments referred to herein and required by Bank in connection with the transaction contemplated hereby.

     5.12 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused Guarantor to deliver to Bank a resolution of Guarantor's Board of Directors authorizing Guarantor's execution of the Repayment Guaranty required pursuant to Section 5.7 above, together with copies of Guarantor's Articles of Incorporation and Bylaws, and a good standing certificate issued by Guarantor's state of incorporation.

     5.13 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused to be delivered to Bank an opinion of Borrower's counsel with respect to such matters as Bank may require and in form and substance satisfactory to Bank in its sole discretion.

     5.14 Contemporaneously with the execution and delivery of this Agreement, Borrower has executed and delivered such other documents, and provided such opinions of counsel, as Bank may reasonably request.

     5.15 Within thirty (30) days after the execution and delivery of this Agreement, Borrower shall cause to be delivered to Bank a "Phase I" environmental study from an environmental engineer acceptable to Bank in its sole and absolute discretion. The contents of such study shall be subject to approval of Bank in its sole and absolute discretion. If Bank shall identify any contamination or other violation of environmental laws affecting the Property, Borrower shall take all action, at the sole cost and expense of Borrower, to cause such contamination to be remediated and corrected and to cause compliance with all such environmental laws within not more than ninety (90) days after written notice of such contamination or violation, as applicable, from Bank, and Borrower shall otherwise perform all of its duties and obligations with respect to such contamination and violation in accordance with the Loan Documents, including, without limitation, the Environmental Indemnity.

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
     -------------------------------------------

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement and has satisfied any and all other conditions precedent set forth herein, (iii) if requested by Bank, Borrower shall have ordered, at its sole cost and expense, a "Phase I" Environmental Study from an environmental engineer acceptable to Bank in its sole discretion, and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement. Until all of the foregoing are satisfied, Bank shall be under no obligation to advance additional proceeds under the Acquisition Loan or to release any collateral securing the Acquisition Loan or the Additional Loan. If Borrower does not perform its obligations hereunder and satisfy all conditions precedent herein as and when required, Bank, at its option, may terminate its obligations hereunder, and the Acquisition Loan and the Additional Loan shall continue to be payable in accordance with their terms. If Borrower performs all obligations hereunder and satisfies all conditions precedent herein as and when required (as determined by Bank), the amendments to the Loan set forth herein shall become effective and Bank shall make the disbursement of the Loan to Borrower. Borrower agrees that the additional proceeds of the Loan shall be used by Borrower solely for the purpose of making improvements to the Property and other permitted partnership purposes of Borrower. Borrower represents and warrants to Bank that Borrower has obtained all necessary consents in connection with this Agreement and the disbursement of the Loan proceeds contemplated hereby and that Borrower is authorized to execute, deliver and perform this Agreement and the other Loan Documents.

7.   INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
     -----------------------------------------------------------------
     WAIVER.
     -------

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Acquisition Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.   BINDING EFFECT.
     --------------

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.   CHOICE OF LAW.
     -------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.
     ---------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.

                                    LOS ABRIGADOS PARTNERS LIMITED
                                    PARTNERSHIP, an Arizona limited partnership

                                    By:      ILE Sedona Incorporated, an Arizona
                                             corporation,
                                             General Partner


                                    By: /s/ Nancy J. Stone
                                    -----------------------
                                    Name: Nancy J. Stone
                                    -----------------------
                                    Title: Vice President
                                    -----------------------

                                    BANK ONE, ARIZONA, NA, a national banking association



                                    By: /s/ Scott A. Smith
                                    -------------------------------
                                    Name: Scott A. Smith
                                    -------------------------------
                                    Title: Assistant Vice President
                                    -------------------------------